UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: February 28, 2017

Item 1. Report to Shareholders

Maryland Tax-Free Money Fund	February 28, 2017

The views and opinions in this report were current as of February 28, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Tax-free municipal bonds were flat in our fiscal year ended February 28, 2017. In the first half of the period, municipal bonds posted strong returns as the asset class was supported by solid demand, manageable supply, and a flight-to-quality rally in late June stemming from the UK’s vote to leave the European Union. In the last six months of the reporting period, municipal and Treasury bonds sold off significantly following the unexpected result of November’s U.S. presidential election. Weakness in the municipal market was further compounded by high issuance levels, fund outflows, and uncertainty around tax policy and regulatory reform. The Maryland Short-Term Tax-Free Bond Fund and Maryland Tax-Free Bond Fund underperformed their peer group averages for the 12-month period, while the Maryland Tax-Free Money Fund’s return was roughly flat.

ECONOMY AND INTEREST RATES

Although U.S. economic growth was fairly lackluster in 2016 as a whole, the economy showed improvement in the second half of the calendar year. According to the Commerce Department’s most recent estimate, fourth-quarter gross domestic product grew at an annualized pace of 1.9%. We expect a growth rate of around 2% to persist in the near term. Although the pace of employment growth moderated in 2016 compared with the last few years, the labor market remains strong, and wage growth has picked up. Inflation remains below the Federal Reserve’s 2% objective, but headline inflation has been rising, in part because commodity prices have rebounded from early-2016 lows. Core inflation, which excludes food and energy costs, has also been creeping higher.

The Fed kept the fed funds target rate in the 0.25% to 0.50% range for most of 2016. After warning the financial markets for several months that the case for raising short-term rates had “strengthened,” Fed officials lifted the fed funds target rate in December to a range of 0.50% to 0.75%—an increase of 25 basis points—citing an improving labor market and rising inflation. Shortly after our reporting period ended, the Fed decided to raise the fed funds rate again on March 15, to a range of 0.75% to 1.00%. T. Rowe Price Chief U.S. Economist Alan Levenson believes that the Fed is likely to watch the effects of its most recent rate increase on the economy and financial markets for at least a few months before deciding whether to raise rates again. He believes that the Fed is likely to raise rates two more times in 2017.

Longer-term Treasury and municipal yields fell through early summer but increased in the second half of 2016. They rose sharply in the last few months of 2016 in anticipation of a December Fed rate hike and potentially stimulative fiscal policies under the Trump administration that could lead to higher inflation and larger deficits. Long-term muni and Treasury yields stayed fairly close to their year-end 2016 levels in the first two months of 2017, as the probability for another rate hike in March increased.

With high-quality 30-year municipal bond yields slightly higher than the 30-year U.S. Treasury bond yield at the end of February, munis offered relative value for many fixed income investors on an after-tax basis. As an illustration of their attractiveness, on February 28, 2017, the 3.05% yield offered by a 30-year tax-free general obligation (GO) bond rated AAA was about 103% of the 2.97% pretax yield offered by a 30-year Treasury bond. Including the 3.8% net investment income tax that took effect in 2013 as part of the Affordable Care Act, the top marginal federal tax rate currently stands at 43.4%. An investor in this tax bracket would need to invest in a taxable bond yielding about 5.39% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.434, or 0.566.)

When Less Is Really More

Despite low nominal yields, municipal bonds remain attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

Total municipal bond issuance in 2016 was a record-setting $445 billion. Issuance had declined early in the year, but the pace of refunding deals quickened as issuers sought to take advantage of lower yields and refinance their older, higher cost debt ahead of both the U.S. election and a potential rate hike by the Fed. After 54 consecutive weeks of inflows to municipal bond funds, flows turned negative in mid-October, and sizable outflows continued through the end of 2016. Flows turned positive in the first two months of 2017.

Generally, fundamentals for municipal issuers remain solid, and most issuers in the $3.8 trillion municipal bond market have been fiscally responsible. State and local governments in general have been cautious about adding to indebtedness since the 2008 financial crisis, and a strengthening economy has helped tax revenues rebound. Over 60% of the market, as measured by the Bloomberg Barclays Municipal Bond Index, is AAA or AA rated.

Although the market is overwhelmingly high quality, many states and municipalities are grappling with underfunded pensions and other post-employment benefit (OPEB) obligations. New reporting rules from the Governmental Accounting Standards Board are bringing greater transparency to state and local governments’ pension funding gaps, long-term risks that investors often overlooked in the past. We believe the market will increasingly price in higher pension risks as the magnitude of unfunded liabilities becomes more conspicuous.

The results of the presidential election raised concerns about the impact that tax reform could have on the municipal bond asset class. Donald Trump campaigned on a promise to reduce the top individual marginal tax rate from 43.4% (including the additional 3.8% income tax that resulted from the Affordable Care Act) to 33%. Other proposals, including lower corporate tax rates and bank regulatory changes, could also impact demand for municipal bonds. While it is too early to tell which provisions will be included in a tax reform bill, Trump has indicated he will not eliminate the tax exemption of municipal bonds. We believe the attractiveness of the municipal asset class will endure, even at lower marginal tax rates. Another result of the November vote was the election of Ricardo Rosselló as governor of Puerto Rico, which is struggling to return to fiscal solvency after defaulting on more than $1 billion of its debt during the past 12 months. The market perceives Rosselló as bondholder friendly, and Puerto Rican bonds rallied following his win. However, after our reporting period ended, investors generally reacted unfavorably to a fiscal plan certified by the U.S. financial oversight board that prioritizes government services and pensions over payments to bondholders.

What Rising Rates Mean for Bonds

With the Federal Reserve expected to continue its measured approach to interest rate hikes, yields on U.S. Treasuries and other fixed income securities are slowly increasing from the low levels of the recent past. We expect the Fed to pause after each increase in the federal funds rate and to carefully analyze incoming U.S. economic data to be sure that economic activity is strong enough to withstand further incremental moves toward normalization of monetary policy. The Fed's more gradual approach to interest rate increases than in previous cycles nonetheless brings the risk of rising rates to the forefront for bond investors. Higher interest rates weigh on the prices of most types of bonds.

Importantly, investors also need to understand that not all bonds or bond funds respond uniformly in such an environment. In particular, the duration of a bond or bond fund, which is tied in part to its maturity, provides important information about how the asset will perform when rates change. Also, some bond sectors and bonds of varying quality are better insulated from rate changes and may even perform well as rates rise.

A bond fund's duration (shown in the Portfolio Characteristics exhibit) is the most precise indicator of how the fund will respond to rising rates. If a bond fund has a duration of 5.3 years, for example, the fund's net asset value (NAV) would be expected to fall about 5.3% for every one-percentage-point rise in rates. Even this is only part of the picture, however—rising rates will also generally mean higher dividends per share as the fund invests in new, higher-yielding bonds. As a result, the fund's total return (change in NAV plus dividend income) is unlikely to fall as steeply as the duration indicates.

Generally, bond funds with a shorter weighted average maturity—in other words, those with holdings that come due sooner—have lower durations and should fare better than funds with longer average maturities when rates rise. This is because investors in the bonds will not be locked into lower yields, or coupon payments, for long. When the fund receives principal payments from maturing bonds, it can reinvest them at a higher yield. Indeed, for investors in a bond fund with a low duration and a low weighted average maturity, higher rates can mean an increase in income potential.

Some fixed income sectors offer an added degree of protection from rising rates. Floating rate funds invest in bank loans where the interest rate on the loan is periodically reset, meaning that investors face very little interest rate risk. However, the bank loans usually have a credit profile that is below investment quality, which means these investments may have greater exposure to default risk than investment-grade bonds. Mortgage-backed securities typically fare better than other bonds of similar maturity when rates rise modestly, as fewer homeowners will refinance and pay off their loans early.

In addition, lower-quality bonds with a price that is highly sensitive to the issuer's credit rating (shown in the Quality Diversification exhibit) may perform better as rates increase. Rising rates often accompany a strengthening economy, which can lead to credit upgrades for lower-rated issuers. Also, the higher yields offered by lower-quality bonds provide an additional cushion to total return if bond prices fall as interest rates increase. However, lower-quality bonds are generally exposed to greater credit risk than other bonds because the securities carry a higher risk of default.

Performance was mixed across all the major segments of the muni market over the last year. Revenue bonds posted positive, but muted, returns and outperformed GO debt. We continue to favor bonds backed by a dedicated revenue stream over GOs, as we consider revenue bonds to be largely insulated from the pension funding concerns facing state and local governments. Across our municipal platform generally, we have an overweight to the higher-yielding health care and transportation revenue-backed sectors. Among revenue bonds, high yield tobacco bonds outpaced the broad muni index by a wide margin for the period, despite losing nearly 8% in the fourth quarter of 2016. Most remaining subsectors produced low positive returns, led by housing and industrial revenue/pollution control revenue. Education revenue bonds edged lower.

MARYLAND MARKET NEWS

Maryland’s economic profile remains strong compared with other states. Marylanders are relatively prosperous—per capita personal income represents 117% of the national average, ranking the state sixth in the nation based on data for the third quarter of 2016. The state’s unemployment rate declined from 4.6% to 4.2% over the past year and compares favorably with the national unemployment rate. On the other hand, Maryland’s population growth over the past five years has slightly lagged that of the nation. Employment growth in Maryland has also been slower than the national rate.

Although Maryland’s finances improved, with general fund revenues on a budgetary basis increasing by 1.9% during fiscal 2016, revenues underperformed budget expectations by $172 million (1.0%). The underperformance was primarily due to lower sales tax receipts driven by general economic uncertainty that put a damper on consumer spending. In keeping with Maryland’s conservative practices, expenses were controlled, yielding a general fund surplus in 2016 of $188 million (1.2% of general fund revenue).

The state has always maintained a good cushion in its rainy day fund—as of June 30, 2016, Maryland’s revenue stabilization account (RSA) held $832 million, representing a solid 5.2% of general fund revenue. The state balanced its budget for fiscal 2017, and the budget was delivered on time. As such, the RSA is expected to hold $832 million as of June 30, 2017. Work is proceeding on Maryland’s fiscal 2018 budget; adjustments are also being made to accommodate some revenue weakness in fiscal 2017. The governor’s proposed fiscal 2018 budget estimates that the RSA will hold $860 million as of June 30, 2018.

Maryland’s debt load is above the national average. According to Moody’s 2016 State Debt Medians, the state’s debt burden, at $11.6 billion, is in the upper fourth when measured by debt per capita and only modestly better (top third) when measured by debt to personal income. Debt service as a percentage of the budget remained manageable at 4.8% in fiscal year 2016 (the latest data available).

Unfavorably, Maryland’s pension system was only funded at 66% on an actuarial basis as of June 30, 2016. Maryland’s practice of not fully funding its actuarially required contributions has led to a rise in its unfunded pension liability. As a result, Maryland faces heavy unfunded liabilities for its pension plans compared with other AAA rated states, at $22 billion as of June 30, 2016—a significant rise from $10 billion as of June 30, 2008. Various modifications to benefits under these programs as well as higher employee contributions have been imposed to reduce liabilities and improve funding, and we are closely monitoring Maryland’s progress in this regard. Liabilities for retiree health programs were also high at $12 billion as of June 30, 2016.

Pension issues aside, on balance we are not overly worried by Maryland’s finances. Maryland has a long history of responsible stewardship and prudent financial management. The state’s GO bonds are rated Aaa by Moody’s Investors Service and AAA by S&P and Fitch. All three rating agencies maintain stable outlooks.

PORTFOLIO REVIEW

Maryland Tax-Free Money Fund
Your fund returned 0.01% for both the 6- and 12-month periods ended February 28, 2017, while the Lipper Other States Tax-Exempt Money Market Funds Average returned 0.12% and 0.14% for the respective periods.

Money fund reform was completed in October 2016, leading to significant fund consolidation as well as asset movements. Tax-exempt money market assets under management dropped significantly during the period leading up to the reform deadline, falling by almost 50% to just over $127 billion. However, since October, almost $4 billion has returned to the asset class. The amount of assets that return going forward will be an important determinant of the overall level of yields the market offers.

With money fund reform now behind us, money markets are back to focusing on the Fed and the timing of future rate increases. The impact of the Fed’s December 2016 rate increase on municipal money market rates was minimal. This was due in part to the continued uncertainty about when the next rate increase would occur as well as the supply/demand imbalances persisting in the shorter-maturity portion of our market. In particular, municipal variable rate demand notes (VRDNs) remain attractive alternatives for taxable money funds due to their comparable yields and other liquidity attributes. As shown in the Portfolio Composition table, VRDNs, at 50%, made up the largest portion of the fund’s net assets at the end of the period.

Overnight and seven-day yields finished the period at 0.56% and 0.65%, respectively, a marginal increase since our last report six months ago. Yields on one-year maturities did move higher in response to the Fed, increasing by 28 basis points to 0.80%. Uncertainty around the timing and pace of subsequent Fed moves has resulted in a drop in demand among many investors for longer-maturity securities. Thus, the money market yield curve steepened as the rates offered by shorter-term securities remained anchored while longer-maturity yields repriced higher.

The fund’s weighted average maturity and weighted average life finished the period slightly shorter than they were a year earlier. In the first half of the fund’s fiscal year, in anticipation of money fund reform and expected large asset shifts within the industry, we took a defensive posture and reduced the fund’s maturity profile. With the reform process complete, we have moved the weighted average maturity and weighted average life longer over the past six months.

As always, credit quality continues to play a large role in the management of the fund. As a policy, we favor highly rated credits such as select local GO bonds and hospital and housing revenue securities. Some prominent positions in the portfolio include Baltimore County, Howard Hughes Medical Institute, and Maryland Community Development Administration. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Recent economic data suggest a firming economy, though risks to that outlook remain. Still, it would be reasonable to expect two or three additional rate hikes by the Fed during the remainder of 2017, which will translate into higher yields for money fund investors. As always, we remain committed to managing a highly liquid, diversified portfolio focused on liquidity and stability of principal, which we deem of utmost importance to our valued shareholders.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned 0.00% for the 12-month period ended February 28, 2017. The fund’s -0.55% performance over the second half of the fiscal year offset positive returns earlier in the period. The Lipper Short Municipal Debt Funds Average, which represents similarly managed funds, recorded -0.34% and 0.08% for the 6- and 12-month periods, respectively. The fund’s  yield curve positioning detracted from results, while security selection was positive.

The fund’s relatively longer average duration during the period weighed on returns as interest rates increased. As we noted in our previous report, we were shortening our maturity and duration as autumn approached to prepare for any pressures on short-term bonds that might result from the money market reform that was then coming to a conclusion. While this positioning offered the portfolio some protection, it wasn’t enough to prevent losses as yields moved sharply higher (and bond prices moved lower) following the presidential election in November.

At the end of the period, we had a relatively large allocation to cash and cash equivalents as we believed the front end of the yield curve was not attractively valued. We believe the cash position—and the 40% of the portfolio in securities that mature over the next two years—can be reallocated to bonds offering more attractive rates as they become available.

With regard to our sector allocation, our largest positions were little changed over the past six months. Local GO bonds and revenue-backed health care and transportation securities made up almost two-thirds of the portfolio. Security selection in health care was a notable contributor to fund performance during the period. Our allocation to prerefunded bonds rose as a number of our holdings were refinanced by their issuers, providing the fund with another source of liquidity in addition to cash.

Over the last few years we have been reducing our exposure to Maryland state general obligations. We reduced our position in the state to about 3% from substantially higher allocations in prior periods. While we are not overly concerned about the state’s finances, we do believe that the GO bonds have the potential to reprice lower as a result of the state’s underfunded pension liability.

As shown in the Quality Diversification chart, investment-grade issues made up 96% of the portfolio at the end of the period. Given our limited opportunities to buy lower-rated, higher-yielding short Maryland debt, the majority of the portfolio is allocated to AAA and AA rated bonds. However, during the 12-month period, that allocation ticked down modestly from 64% to 61% as we continued to look for attractive opportunities among lower-rated bonds.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund returned 0.73% for the 12-month period ended February 28, 2017, underperforming the Lipper Maryland Municipal Debt Funds Average, which returned 1.08%, but outpacing the 0.25% gain recorded by the broad Bloomberg Barclays Municipal Bond Index. Losses over the past six months partially offset the fund’s solid gains in the first half of our fiscal year.

The past six months was a difficult market for tax-exempt bonds and your fund as rates rose fairly sharply, particularly near the end of the 2016 calendar year. We stuck to our core strategy even as rates rose, as we believe that longer-maturity revenue bonds in the mid- and lower-quality credit range represent the best long-term value in the municipal market. While we took steps to moderate the higher interest rate risk incumbent with this positioning, it was not enough to prevent moderate underperformance relative to our peers over the past six and 12 months. Although we were disappointed by these results, we remain confident in our investment approach. Led by our fundamental, research-driven process, we will continue to focus on finding securities with the best long-term prospects for the portfolio.

Your fund continued to compare very favorably with its competitors over the long term. Lipper ranked the Maryland Tax-Free Bond Fund first among its peer group of Maryland municipal debt funds for the 5- and 10-year periods ended February 28, 2017, and in the top quintile of the peer group for the past three years. (Based on cumulative total return, Lipper ranked the Maryland Tax-Free Bond Fund 11 of 26, 5 of 26, 1 of 25, and 1 of 20 Maryland municipal debt funds for the 1-, 3-, 5-, and 10-year periods ended February 28, 2017, respectively. Past performance cannot guarantee future results.)

We took a cautious approach on interest rate positioning since our last letter, shortening the fund’s weighted average maturity from 15.3 years to 15.0 years and reducing the duration to 4.3 years from the already-low level (4.4 years) where it stood six months ago. These adjustments were not enough to prevent a loss for the portfolio, though, as a very difficult fourth quarter wiped out a large part of our gains for the 12-month period. Looking ahead, while we agree with the view that interest rates are moving higher, we believe the market is overly anxious about the negative impact of rate increases. We are seeking the right balance between investing for higher yields and keeping interest rate risk in the low to moderate range.

Though the fundamentals of our strategy have not varied markedly during the reporting period, some of the characteristics of our portfolio have shifted a bit over the past six months. At the sector level, health care remains our largest position, as this is an area where we believe we can find premium yields, though our allocation slightly decreased since our last report. Our most significant hospital additions include Lifebridge Health and Adventist Healthcare. We also added to our life care (retirement facilities) bonds with significant positions in two facilities managed by Erickson Living—Charlestown Community and Oak Crest Village. The operators have proved their expertise over time. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Unfortunately, our timing was not perfect as we bought many of our new positions just as rates began to move higher (and bond prices moved lower). We did add selectively after interest rates rose, bringing our average cost down, but these bonds still represented a loss at the end of the period. Over the long run, we believe they will provide a good return for the portfolio.

Our prerefunded allocation spiked higher as a number of our holdings were refinanced by their issuers, and we like the defensive nature of this positioning. Prerefunded bonds, which are typically backed by U.S. Treasury securities, are the highest-quality bonds in our market, typically mature within five years, and provide the fund with another source of liquidity in addition to cash. With over 18% of our portfolio in prerefunded bonds, we believe we are well positioned should rates adjust sharply higher. Regarding the portfolio’s credit quality, we continue to favor A rated bonds for the yield premium they generally offer, and we also maintain an overweight in BBB securities.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income. While the uncertainties surrounding tax reform and the increased chance of rising yields represent near-term headwinds for broad muni market performance, in our view, fundamentals are sound overall, and global economic uncertainties could spur demand for the asset class. As the Fed continues on the path to interest rate normalization, muni bond yields are likely to rise along with Treasury yields—although probably not to the same extent. While higher yields typically pressure bond prices, we expect any potential Fed rate increases to be gradual and modest and believe we could remain in a relatively low-rate environment for some time. Moreover, munis should be less susceptible to slowly rising rates than Treasuries given their attractive tax-equivalent yields and the steady demand for tax-exempt income.

While we believe that many states deserve high credit ratings and will be able to continue servicing their debts, we have longer-term concerns about significant funding shortfalls for pensions and OPEB obligations in some jurisdictions. These funding gaps stem from investment losses during the 2008 financial crisis, insufficient plan contributions over time, and unrealistic return assumptions. Although few large plans are at risk of insolvency in the near term, the magnitude of unfunded liabilities is becoming more conspicuous in a few states.

Ultimately, we believe independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we focus on finding attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

March 22, 2017

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing the funds’ investment programs.

RISKS OF INVESTING IN MONEY MARKET SECURITIES

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

RISKS OF INVESTING IN FIXED INCOME SECURITIES

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The fund is less diversified than one investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

GLOSSARY

Basis point: One one-hundredth of one percentage point, or 0.01%.

Bloomberg Barclays 1–3 Year Municipal Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities of one to three years.

Bloomberg Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate (or target rate): The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation (GO) debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Other post-employment benefits (OPEB): Benefits paid to an employee after retirement, such as premiums for life and health insurance.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue (or revenue-backed) bond: A bond issued to fund specific projects, such as airports, bridges, hospitals, or toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Variable rate demand note (VRDN): Generally, a debt security that requires the issuer to redeem at the holder’s discretion on a specified date or dates prior to maturity. Upon redemption, the issuer pays par to the holder who loses future coupon payments that might otherwise be due. The VRDN might be especially attractive at times of rising rates, to protect against interest rate risk by redeeming at par value and reinvesting proceeds in a new bond.

Weighted average life: A measure of a fund’s credit quality risk. In general, the longer the average life, the greater the fund’s credit quality risk. The average life is the dollar-weighted average maturity of a portfolio’s individual securities without taking into account interest rate readjustment dates. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: A measure of a fund’s interest rate sensitivity. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities. A security with a longer maturity usually has a higher yield. If a short-term security offers a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Note: Bloomberg Index Services Ltd. Copyright 2017, Bloomberg Index Services Ltd. Used with permission.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

PORTFOLIO OF INVESTMENTS ‡

(Amounts in 000s)

	Par	$ Value
NON-FINANCIAL COMPANY COMMERCIAL PAPER 13.8%		
Austin Utility, Series A, TECP, 0.73%, 4/6/17	1,000	1,000
Baltimore County, Series 2011, GO, TECP, 0.73%, 4/4/17	1,500	1,500
Baltimore County, Series 2011, GO, TECP, 0.76%, 4/3/17	2,000	2,000
California Statewide CDA, Kaiser Permanente, Series 2008-C TECP, 0.80%, 5/10/17	300	300
Jacksonville, Mayo Clinic, Series 2016, TECP, 0.73%, 4/7/17	1,000	1,000
Maryland HHEFA, Johns Hopkins Health, Series B TECP, 0.74%, 6/1/17	1,200	1,200
Maryland HHEFA, Johns Hopkins Univ., Series A TECP, 0.75%, 3/2/17	2,000	2,000
Montgomery County, Series 09B, GO, TECP, 0.84%, 3/14/17	2,000	2,000
Texas A&M Univ., Series B, TECP, 0.75%, 5/1/17	500	500
Total Non-Financial Company Commercial Paper (Cost $11,500)		11,500
OTHER MUNICIPAL SECURITY 38.4%		
Anne Arundel County, Consolidated General Improvement 2011 Refunding Series, GO, 5.00%, 4/1/17	1,365	1,370
Anne Arundel County, Consolidated General Improvement 2012 Refunding Series, GO, 5.00%, 4/1/17	1,935	1,942
Baltimore County, Equipment Acquisition Program GO, COP, 5.00%, 8/1/17	140	142
Calvert County, GO, 5.00%, 7/15/17	550	559
Carroll County, Consolidated Public Improvement GO, 5.00%, 11/1/17	1,500	1,542
Charles County, Consolidated Public Improvement GO, 5.00%, 10/1/17	375	384
Colorado Education Loan Program, Series B, GO TRAN, 3.00%, 6/29/17	500	504
Colorado Education Loan Program, Series B, GO TRAN, 5.00%, 6/29/17	500	507
Frederick County, Public Fac., Series A, GO, 5.00%, 8/1/17	1,500	1,527
Harford County, Consolidated Public Improvement 5.00%, 12/1/17	500	515

Harford County, Consolidated Public Improvement GO, 5.00%, 7/1/17	1,000	1,015
Harford County, Consolidated Public Improvement GO, 5.00%, 9/15/17	2,715	2,777
Howard County, Consolidated Public Improvement, Series A GO, 4.00%, 4/15/17	1,000	1,004
Johns Hopkins Health, Tender Option Bond Trust Receipts Series 2016-XM0141, VRTR, 0.67%, 3/7/17 (1)	2,750	2,750
Maryland, State & Local Fac., First Series A, GO, 4.00%, 3/1/17	275	275
Maryland CDA Residential, Tender Option Bond Trust Receipts Series 2015-XF0079, VRTR, 0.72%, 3/7/17 (1)(2)	3,755	3,755
Maryland DOT, Consolidated, Second Issue, 5.00%, 6/1/17	500	505
Maryland DOT, Consolidated, Second Issue, Series 2015B 5.00%, 2/15/18	270	281
Montgomery County, Consolidated Public Improvement Series A, GO, 5.00%, 7/1/17	490	497
Montgomery County, Consolidated Public Improvement Series A, GO, 5.00%, 12/1/17	1,000	1,030
Montgomery County, Trinity Health Credit Group, 0.75%, 3/1/17	3,000	3,000
Montgomery County, Trinity Health Credit Group Series 2013MD, 0.75%, 3/1/17 (3)	3,000	3,000
Oregon, Series A, GO, TAN, 2.00%, 6/30/17	500	502
Washington Suburban Sanitary Dist., Consolidated Public Improvement, Series A, GO, 4.00%, 6/1/17	1,000	1,008
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/17	775	781
Wells Fargo Stage Trust, Private Colleges & Univ., Emory Univ. Series 32C, 0.84%, 3/9/17 (1)	755	755
Total Other Municipal Debt (Cost $31,927)		31,927

VARIABLE RATE DEMAND NOTES 50.7%

Maryland CDA, Kirkwood Housing, Series G VRDN, 0.64%, 3/7/17	3,500	3,500

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Money Fund (the fund) is a diversified, open-end management investment company established by the trust. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

In accordance with amendments to rules governing money market funds under the 1940 Act and as approved by the fund’s Board, the fund intends to operate as a retail money market fund. Accordingly, on or about July 1, 2016, the fund implemented policies and procedures to limit investments in the fund to accounts beneficially owned by natural persons. The fund’s principal investment strategies will remain the same; the fund will continue to value its securities at amortized cost and transact at a stable $1.00 net asset value per share. Beginning October 14, 2016, the fund has the ability to impose liquidity fees on redemptions and/or temporarily suspend redemptions (redemption gates) in the event the fund’s weekly liquid assets fall below designated thresholds and such liquidity fees or redemption gates are determined by the Board to be in the best interest of the fund.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Income distributions are declared daily and paid monthly. Distributions to shareholders are recorded on the ex-dividend date.

New Accounting Guidance In October 2016, the Securities and Exchange Commission (SEC) issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Compliance with the guidance is effective for financial statements filed with the SEC on or after August 1, 2017; adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On February 28, 2017, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

When-Issued Securities The fund may enter into when-issued purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, an authorized but not yet issued security for a fixed unit price, with payment and delivery not due until issuance of the security on a scheduled future date. When-issued securities may be new securities or securities issued through a corporate action, such as a reorganization or restructuring. Until settlement, the fund maintains liquid assets sufficient to settle its commitment to purchase a when-issued security or, in the case of a sale commitment, the fund maintains an entitlement to the security to be sold. Amounts realized on when-issued transactions are included in realized gain/loss on securities in the accompanying financial statements.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. For the year ended February 28, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended February 28, 2017 and February 29, 2016, totaled $12,000 and $13,000, respectively, and were characterized as tax-exempt income for tax purposes. At February 28, 2017, the tax-basis cost of investments and components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. During the year ended February 28, 2017, the fund utilized less than $1,000 of capital loss carryforwards.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At February 28, 2017, the effective annual group fee rate was 0.29%.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended February 28, 2017, expenses waived/repaid totaled $217,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended February 28, 2017, expenses incurred pursuant to these service agreements were $74,000 for Price Associates and $40,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. Purchases and sales cross trades aggregated $3,750,000 and $7,800,000, respectively, with net realized gain of $0 for the year ended February 28, 2017. Generally, cross trades were executed due to the limited supply of high-quality municipal securities available in the market and the adviser’s decision to continue owning certain investments in funds or accounts advised by Price Associates.

NOTE 6 - SUBSEQUENT EVENT

Effective April 1, 2017, Price Associates agreed to reduce the fund’s annual investment management fee to 0.28%. This contractual arrangement will be in place for at least two years and will renew automatically for one-year terms thereafter and may be revised, revoked, or terminated only with approval of the fund’s Board. Further, the fund has no obligation to repay fees reduced under this arrangement.

In addition, effective April 1, 2017, the fund is subject to a contractual expense limitation through June 30, 2019. During the limitation period, Price Associates is required to waive its management fee and pay the fund for any expenses (excluding interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement) that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.55%. The fund is required to repay Price Associates for expenses previously waived/paid to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation in effect at the time of the waiver. However, no repayment will be made more than three years after the date of a payment or waiver.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of T. Rowe Price State Tax-Free Income Trust and
Shareholders of Maryland Tax-Free Money Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Maryland Tax-Free Money Fund (one of the portfolios comprising T. Rowe Price State Tax-Free Income Trust, hereafter referred to as the “Fund”) at February 28, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
April 19, 2017

Tax Information (Unaudited) for the Tax Year Ended 2/28/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$1,000 from short-term capital gains
●	$12,000 which qualified as exempt-interest dividends

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Trustees and Officers

Your fund is overseen by a Board of Trustees (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” Trustees are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund Trustees and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Advisory Board Member, Deutsche Bank North
1986	America (2004 to present); Director, Vornado Real Estate Investment
[187]	Trust (2004 to 2012); Director, Under Armour (2008 to present);
Director, Brixmor Real Estate Investment Trust (2012 to present)

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner and
[187]	operator of industrial properties; Chairman of the Board (2005 to
September 2016) and Director (1999 to September 2016), Starwood
Hotels & Resorts, a hotel and leisure company; Director, Boston
Properties (May 2016 to present); Director, Marriott International, Inc.
(September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2013	Americans (1997 to present)
[187]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[187]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2013	National Academy of Education (2010 to present); Director, MDRC,
[187]	a nonprofit education and social policy research organization (2011 to present); Research Associate of Labor Studies Program (2011 to 2015) and Board Member (2015 to present), National Bureau of Economic Research (2011 to present); Chair of Committee
on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
1992	Cochairman of the Investment Committee, Blackstone Real Estate
[187]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present)
2009
[187]

*Each independent trustee serves until retirement, resignation, or election of a successor.

Inside Trustees

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[187]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Edward A. Wiese, CFA	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe
(1959)	Price International, and T. Rowe Price Trust Company; Vice President,
2015	State Tax-Free Income Trust
[56]

*Each inside trustee serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With State Tax-Free Income Trust	Principal Occupation(s)

Austin Applegate (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

R. Lee Arnold, Jr., CFA, CPA (1970)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

M. Helena Condez (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Charles E. Emrich (1961)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Sarah J. Engle (1979)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Stephanie A. Gentile, CFA (1956)	Vice President, T. Rowe Price; formerly, Director,
Vice President	Credit Suisse Securities (to 2014)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Marianna Korpusova, CFA (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, student, The University of
Chicago (to 2014)

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President	Group, Inc., and T. Rowe Price Trust Company

James T. Lynch, CFA (1983)	Vice President, T. Rowe Price
Vice President

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President	Group, Inc.

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Linda A. Murphy (1959)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe Price
Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Chen Shao (1980)	Vice President, T. Rowe Price
Vice President

Douglas D. Spratley, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Robert D. Thomas (1971)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,840,000 and $2,042,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 19, 2017

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date April 19, 2017

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date April 19, 2017